Harbor Short Duration Fund

Supplement to Prospectus dated March 1, 2008

The fees and expense table below is being restated to classify interest expense from reverse repurchase agreements as a portion of the total annual fund operating expenses rather than a separate expense. This change has only affected the presentation of total annual fund operating expenses in the Fees and Expenses table set forth below. It does not reflect an increase in the total expenses borne by shareholders or a change in the total amount of expenses that have been paid by shareholders. This interest expense is a result of the actively managed portfolio’s investment activities and, when incurred, has been shown as a separate expense in the fund’s annual and semi-annual reports.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

	Institutional Class	Administrative Class
Shareholder fees (fees paid directly from your investment)	None	None
Annual fund operating expenses (expenses that are deducted from fund assets)
Management fees	0.20%	0.20%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.28%	0.28%
Interest expense from reverse repurchase agreements	0.10%	0.10%
Total annual fund operating expenses[1]	0.58%	0.83%

1	The adviser has voluntarily agreed to waive a portion of its management fee and/or assume expenses of the fund so that the annual operating expenses (excluding interest expense on reverse repurchase agreements) do not exceed 0.39% on the Institutional Class and 0.64% on the Administrative Class. This agreement may be terminated at any time although the adviser has no present intention to do so.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example is based on the fund’s gross total annual operating expense and assumes that:

¡	You invest $10,000 in the fund for the time periods indicated;
¡	You redeem at the end of each period;
¡	Your investment has a 5% return each year; and
¡	The fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional Class	$59	$186	$324	$726
Administrative Class	$85	$265	$460	$1,025

Investors Should Retain This Supplement For Future Reference